UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment Number 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2021

DATA STORAGE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-35384	98-0530147
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

48 South Service Road

Melville, New York 11747

(Address of principal executive offices)

212-564-4922

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Warrants to purchase shares of Common Stock, par value $0.001 per shares	DTST DTSTW	The Nasdaq Capital Market The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 3, 2021, Data Storage Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) to report the completion of the merger (the “Merger”) contemplated by that certain Agreement and Plan of Merger with Data Storage FL, LLC, a Florida limited liability company and the Company’s wholly-owned subsidiary (the “Merger Sub”), Flagship Solutions, LLC, a Florida limited liability company (“Flagship”), and the owners of all of the issued and outstanding limited liability company membership interests in Flagship, pursuant to which the Company acquired Flagship through the merger of Merger Sub with and into Flagship, with Flagship being the surviving company in the Merger and becoming, as a result, the Company’s wholly-owned subsidiary.

In the Original Filing, the Company stated that the required historical financial statements of Flagship and pro forma financial information would be filed with the Securities and Exchange Commission within the requisite filing period. This Current Report on Form 8-K/A is being filed to amend the Original Filing to provide the required historical financial statements of Flagship and the pro forma financial information described under Item 9.01 below. These financial statements and information are filed as Exhibit 99.1 and 99.2.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The unaudited consolidated financial statements of Flagship as of and for the three months ended March 31, 2021 and the audited financial statements of Flagship for the years ended December 31, 2020 and 2019, as well as the accompanying notes are being filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company and Flagship is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2021 and December 31, 2020;

Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2021 and for the year ended December 31, 2020, and

Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Unaudited condensed financial statements of Flagship for the three months ended March 31, 2021 and audited financial statements of Flagship for the years ended December 31, 2020 and 2019, together with the related notes to the condensed financial statements.
99.2	Unaudited pro forma condensed combined financial information for the three months ended March 31, 2021 and for the year ended December 31, 2020, reflecting the combined historical financial information of the Company and Flagship.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATA STORAGE CORPORATION

Dated: August 12, 2021	By:	/s/ Charles M. Piluso
Charles M. Piluso
Chief Executive Officer